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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       Under Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:   January 10, 2000
                                        ----------------



                   BURNS INTERNATIONAL SERVICES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                     1-5529                  13-3408028
---------------------------------   --------------       ----------------------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      file number)          Identification No.)





200 South Michigan Avenue, Chicago, Illinois                           60604
--------------------------------------------                         ----------
  (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:    (312) 322-8500

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          BURNS INTERNATIONAL SERVICES CORPORATION AND CONSOLIDATED
                                 SUBSIDIARIES
                                   FORM 8-K
                               JANUARY 10, 2000



ITEM 5.     OTHER EVENTS
            ------------

On December 28, 1999, the Company amended its senior credit facility to provide for additional borrowing capacity and, on January 3, 2000 it arranged for a temporary additional credit facility in the amount of $15 million for working capital purposes during the transition of its new accounting and invoicing system.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

Financial Statements:  None

Exhibits:              10.1 - Third Amendment to the Amended and Restated Credit
                       Agreement dated as of June 30, 1998 among the Company, Lenders listed therein, Canadian Imperial Bank of
                       Commerce, as Documentation Agent, NationsBank N.A., as
                       Syndication Agent, and Bankers Trust Company, as
                       Administrative Agent related to the Company's receivables facility (incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

                       10.2 - Line of Credit Agreement between the Company and Bankers Trust Company, dated January 3, 2000.

                       99 - Press release issued January 7, 2000

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   Burns International Services Corporation
                 ---------------------------------------------
                                 (Registrant)

                         By /s/   Robert E. T. Lackey
                 ---------------------------------------------
                                  (Signature)

                              Robert E. T. Lackey

                        Vice President, General Counsel
                            and Corporate Secretary





Date: January 10, 2000